UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

-----------------------------------------

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 11, 2009

ESCO TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   314-213-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]        Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[  ]        Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Fiscal Year 2010 Bonus Criteria

On December 11, 2009, the Human Resources and Compensation Committee (the “Committee”) of the Registrant’s Board of Directors took the following actions with respect to the fiscal year 2010 bonuses to be paid to the Registrant’s executive officers after the end of the fiscal year 2010.  Each executive officer’s bonus target is equally divided between two plans:  (i) the Performance Compensation Plan (the “PCP”) and (ii) the Incentive Compensation Plan For Executive Officers (the “ICP”):

1.
Generally, the Registrant objectives set under the PCP may be certain financial measures including cash flow, sales and earnings from operations.  Under the PCP, the Committee approved the fiscal year 2010 evaluation criteria for the determination of the actual PCP bonuses to be paid to the executive officers after the end of fiscal year 2010.  The Committee will evaluate and measure the performance of the executive officers based on the achievement of Registrant and individual objectives, weighted as follows:  cash flow from operations – 70%; and individual objectives – 30%.  The achievement of the Registrant objective is measured utilizing a relevant matrix.  The target multiplier for cash flow from operations under the PCP for fiscal 2010 ranges from 0.2 to 2.0 times the bonus target.  The target multiplier for individual objectives ranges from 0 to 1.0 times the bonus target.

2.
Generally, the evaluation criteria set under the ICP may be certain financial measures such as earnings per share (“EPS”).  Under the ICP, the Committee approved a fiscal year 2010 EPS matrix as the evaluation criterion for the determination of the actual ICP bonuses to be paid to the executive officers after the end of fiscal year 2010.  The bonus target multiplier under the ICP for fiscal 2010 ranges from 0.2 to 2.0 times the bonus target.

Prior to December 11, 2009, the Committee had, for each of the above Plans, approved the fiscal year 2010 bonus targets for the executive officers, as follows:  V.L. Richey—20% of fiscal year 2010 total cash compensation; G.E. Muenster—17.5% of fiscal year 2010 total cash compensation; and A.S. Barclay—15% of fiscal year 2010 total cash compensation.

Actual bonuses to be paid under each of the above Plans for fiscal year 2010 may vary from their respective bonus targets:  (i) depending on the extent to which performance exceeds or falls below the fiscal year 2010 evaluation criteria described in paragraph 1 above, in the case of the PCP; and (ii) based upon the application of the fiscal year 2010 ICP EPS matrix described in paragraph 2 above, in the case of the ICP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESCO TECHNOLOGIES INC.

Dated: December 16, 2009	By: /s/ G.E. Muenster
G.E. Muenster
Executive Vice President and
Chief Financial Officer